WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Wilshire Large Cap Core Plus Fund
Investment Class Shares
Institutional Class Shares

Supplement dated February 22, 2012 to the Company’s Prospectus dated May 1, 2011, as supplemented October 3, 2011, with respect to the Wilshire Large Cap Core Plus Fund (the “Fund”).

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE COMPANY’S PROSPECTUS FOR THE WILSHIRE LARGE CAP CORE PLUS FUND.

Pursuant to a sub-advisory agreement between Wilshire Associates, Inc. (“Wilshire” or the “Adviser”) and Pyramis Global Advisers, LLC (“Pyramis”) dated January 27, 2010, Pyramis manages a portion of the Wilshire Large Cap Core Plus Fund (the “Fund”). Effective March 31, 2012, John Power will no longer serve as Lead Portfolio Manager and Robert Bao, CFA will no longer serve as a Portfolio Manager for the portion of the Fund managed by Pyramis.  As of that date, Young Chin will replace John Power as Lead Portfolio Manager and all references to Messrs. Power and Bao should be deleted from the Prospectus.

THE FOLLOWING INFORMATION REPLACES THE INFORMATION ON PAGE 29 UNDER THE HEADING MANAGEMENT AND THE SUB-HEADING “SUB-ADVISERS AND PORTFOLIO MANAGERS”:

Pyramis

Young Chin, Chief Investment Officer of Pyramis and Portfolio Team Leader for the Large Cap Core Plus Strategy and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Chin has served as Portfolio Manager since 2012.

Thorsten Becker, Sector Portfolio Manager covering the Financial Services sector of Pyramis and its parent company and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Becker has served as Portfolio Manager since 2010.

Andrew R. Burzumato, Sector Portfolio Manager covering the Utilities and Consumer Staples sectors of Pyramis and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Burzumato has served as Portfolio Manager since 2010.

Vincent Rivers, Sector Portfolio Manager focusing on the Information Technology and Telecom sectors of Pyramis and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Rivers has served as Portfolio Manager since 2010.

Jody Simes, Sector Portfolio Manager covering the Materials sector of Pyramis and Portfolio Manager for the Large Cap Core Plus Fund. Mr. Simes has served as Portfolio Manager since 2010.

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THE FOLLOWING INFORMATION REPLACES THE INFORMATION ON PAGE 41 UNDER THE HEADING “MANAGEMENT OF THE PORTFOLIOS” AND THE SUB-HEADING “INVESTMENT SUB-ADVISERS”:

Wilshire has entered into a sub-advisory agreement with Pyramis, effective March 1, 2010, to manage a portion of the Large Cap Core Plus Fund, subject to the supervision of Wilshire and the Board. Pyramis is located at 900 Salem Street, Smithfield, Rhode Island 02917.  Pyramis is a wholly owned subsidiary of Pyramis Global Advisors Holdings Corp., which in turn is wholly owned by FMR LLC.  As of December 31, 2011, Pyramis managed approximately $40.2 billion in assets.

The Portfolio Team Leader, along with the assistance of the Sector Portfolio Managers, executes Pyramis’ core plus investment strategy on behalf of the Fund. The Portfolio Team Leader is responsible for portfolio construction, risk management and trading. Each Sector Portfolio Manager manages an independent core plus sector sub-portfolio, which is then aggregated to from the diversified portfolio. The allocation of assets to each of the sector sub-portfolios corresponds to the weight of the sector within the S&P 500 Index. For portfolio construction, Pyramis uses a team-based “best ideas” approach. The specialized role of the Sector Portfolio Manager ensures focus and proficiency in identifying long and short positions consistent with respective areas of expertise.

The Sector Portfolio Managers are responsible for all buy and sell decisions for their respective sub-portfolios in their sectors, but the Lead Portfolio Manager has the final authority on all trades and could override if necessary.  The Lead Portfolio Manager and some of the Sector Portfolio Managers are listed below based on the percentage weight of the benchmark for their respective sectors of responsibilities:

Young Chin, Chief Investment Officer and Lead Portfolio Manager at Pyramis and Portfolio Team Leader for the Large Cap Core Plus strategy, has been employed by Pyramis and its parent company since 2006.

Thorsten Becker, Sector Portfolio Manger covering the Financial Services sector, has been employed by Pyramis and its parent company since 1994.

Andrew R. Burzumato, Sector Portfolio Manager covering the Utilities and Consumer Staples sectors, has been employed by Pyramis and its parent company since 2000.

Vincent Rivers, Sector Portfolio Manager focusing on the Information Technology and Telecom sectors, has been employed by Pyramis and its parent company since 2006.

Jody Simes, Sector Portfolio Manager covering the Materials sector, has been employed by Pyramis and its parent company since 2003.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE COMPANY’S PROSPECTUS FOR FUTURE REFERENCE.

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WILSHIRE MUTUAL FUNDS, INC.
(the “Company”)

Wilshire Large Cap Core Plus Fund
Investment Class Shares
Institutional Class Shares

Supplement dated February 22, 2012 to the Company’s Statement of Additional Information dated May 1, 2011, as supplemented June 10, 2011 and October 3, 2011, with respect to the Wilshire Large Cap Core Plus Fund (the “Fund”).

THIS SUPPLEMENT REPLACES AND SUPERSEDES ANY CONTRARY INFORMATION CONTAINED IN THE COMPANY’S STATEMENT OF ADDITIONAL INFORMATION.

Pursuant to a sub-advisory agreement between Wilshire Associates, Inc. (“Wilshire” or the “Adviser”) and Pyramis Global Advisers, LLC (“Pyramis”) dated January 27, 2010, Pyramis manages a portion of the Wilshire Large Cap Core Plus Fund (the “Fund”). Effective March 31, 2012, John Power will no longer serve as Lead Portfolio Manager and Robert Bao, CFA will no longer serve as a Portfolio Manager for the portion of the Fund managed by Pyramis.  As of that date, Young Chin will replace John Power as Lead Portfolio Manager and all references to Messrs. Power and Bao should be deleted from the Statement of Additional Information.:

THE FOLLOWING INFORMATION REPLACES THE INFORMATION UNDER THE HEADING “INVESTMENT ADVISORY AND OTHER SERVICES” AND THE SUB-HEADING “PORTFOLIO MANAGERS”:

Pyramis

Pyramis’ portion of the Large Cap Core Plus Fund is managed by a Portfolio Team Leader who is assisted by Sector Portfolio Managers.  The following charts reflects all assets and accounts managed by the team, led by Young Chin, and assisted by Messrs. Thorsten Becker, Andrew R. Burzumato; Vincent Rivers and Jody Simes as of December 31, 2011:

Young Chin

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	0	0	0	0
Other Pooled Investment Vehicles:	0	0	0	0
Other Accounts:	0	0	0	0

Thorsten Becker, Andrew Burzumato, Vincent Rivers and Jody Simes

Type of Account	Total # of Accounts Managed	Total Assets (millions)	# of Accounts Managed with Performance-Based Advisory Fee	Total Assets with Performance-Based Advisory Fee (millions)
Registered Investment Companies:	6	$604	0	0
Other Pooled Investment Vehicles:	3	$22	1	$1
Other Accounts:	23	$3,765	0	0

Conflicts of Interest Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. The management of multiple funds and accounts (including proprietary accounts of Pyramis or its affiliates) may give rise to potential conflicts of interest if, for example, the accounts have different objectives, benchmarks, time horizons and fees as the portfolio manager must allocate his time and investment ideas across multiple funds and accounts. For example, securities selected for some accounts may outperform securities selected for other accounts.

A conflict of interest may arise if a portfolio manager manages multiple accounts simultaneously when one account has certain performance fee and incentive compensation arrangements and another account does not. Pyramis has implemented policies to try to mitigate these potential conflicts of interest.

In addition, conflicts of interest may arise if the account’s orders do not get fully executed due to being aggregated with those of other accounts managed by Pyramis or its affiliates. Pyramis has adopted policies and procedures (for example, trade allocation procedures) and maintains a compliance program designed to help manage these actual and potential conflicts.

Pyramis may execute transactions for another account that may adversely impact the value of securities held by another account of Pyramis or its affiliates. Pyramis, however, generally does not allow a portfolio manager trading on behalf of multiple accounts to place trade orders that conflict with trade orders placed for any existing positions for which he has portfolio management responsibility without prior approval. Although Pyramis attempts to seek best execution on all orders, there may be instances in which it may appear that one client may receive a more favorable execution than another client, depending upon the timing and nature of the order and other factors.

Pyramis’ compliance program seeks to manage actual and potential conflicts associated with the contemporaneous management of long-short investment products, such as 130/30 funds, market neutral funds and associated separate accounts and long only products. This compliance program restricts certain conduct and trading and investment activity related to the long-short funds and short sales, and seeks to balance the needs of investors in long-short and long funds.

Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by Pyramis’ Code of Ethics.

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Pyramis has adopted certain compliance procedures which are designed to address the types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Compensation Effective March 31, 2012, Young Chin will be the Lead Portfolio Manager of Pyramis’ portion of the Portfolio and will receive compensation for his services. As of December 31, 2011, portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager.

The Lead Portfolio Manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates. The components of Mr. Chin’s bonus are based on (i) the general management of Pyramis in his role as Chief Investment Officer, and (ii) the investment performance of Pyramis funds and accounts which eventually encompasses rolling periods of up to five years for the comparison to a benchmark index or peer group. The portion of the Lead Portfolio Manager’s bonus that is linked to the investment performance of this portion of the Fund is based on the pre-tax investment performance of the 130/30 strategy measured against the S&P 500 Index. The Lead Portfolio Manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, Pyramis’ parent company.  FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.

Thorsten Becker, Andrew Burzumato, Vincent Rivers and Jody Simes are co-managers of this portion of the Portfolio and receive compensation for their services. Portfolio manager compensation generally consists of a fixed-base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of the portfolio manager’s compensation may be deferred based on criteria established by Pyramis or at the election of the portfolio manager. The portfolio manager’s base salary is determined by level of responsibility and tenure at Pyramis or its affiliates.

The primary components of the portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index and within a defined peer group, if applicable, assigned to each fund or account, and (ii) the investment performance of other Pyramis funds and accounts. A smaller, subjective component of the co-manager’s bonus is based on the portfolio manager’s overall contribution to management of Pyramis. The portion of each co-manager’s bonus that is linked to the investment performance of the portion of the Fund is based on the pre-tax investment performance of the 130/30 strategy measured against the S&P 500 Index. An additional portion of each co-manager’s bonus is based on the pre-tax investment performance of the portion of the fund’s assets each co-manager manages measured against a customized sector benchmark. Each co-manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of Pyramis Global Advisors Holdings Corp., the direct parent company of Pyramis. If requested to relocate their primary residence, portfolio managers also may be eligible to receive

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benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of Pyramis and its affiliates.

As of December 31, 2011, Messrs. Chin, Becker, Burzumato, Rivers and Simes did not own shares of the Large Cap Core Plus Fund.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE COMPANY’S PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE.

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